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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 17, 2005


                        PACIFICHEALTH LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                    000-23495                 22-3367588
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)


100 MATAWAN ROAD, SUITE 420, MATAWAN, NJ                  07747-3913
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 17, 2005, Eisner, LLP ("Eisner") resigned as the auditor for PacificHealth Laboratories, Inc. Effective June 28, 2005 we engaged Weiser, LLP ("Weiser") to serve as the independent public accountants to audit our financial statements for the fiscal year ending December 31, 2005.

Eisner's reports on our financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles, except that Eisner's report on our financial statements for the fiscal year ended December 31, 2004 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

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During our past two fiscal years and the interim period through June 17, 2005, we had no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Eisner's satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report. During our past two fiscal years and the interim period through June 17, 2005, Eisner did not advise us of any of the matters specified in Item 304(a)(1)(B) of Regulation S-B.

During our fiscal years ended December 31, 2004 and December 31, 2003, and the interim period through June 28, 2005, we have had no consultations with Weiser concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or
(b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

The appointment of Weiser as independent public accountants replacing Eisner was approved by the Board of Directors and audit committee of PacificHealth Laboratories, Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

16. Letter from Eisner, LLP, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein. [To be filed by Amendment]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFICHEALTH LABORATORIES, INC.


Dated:  June 28, 2005                       By:  /s/ Stephen P. Kuchen
                                                 ------------------------------
                                                 Stephen P. Kuchen
                                                 Chief Financial Officer